                                                                  EXHIBIT 10.101
                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT

        This Fourth Amendment to the Credit Agreement ("Fourth Amendment") is made and entered into as of September 19, 1997, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                               W I T N E S S E T H

        WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement"); the Amendment to the Credit Agreement ("First Amendment") as of June 30, 1996; the Second Amendment to the Credit Agreement ("Second Amendment") dated September 30, 1996; and the Third Amendment to the Credit Agreement ("Third Amendment") dated April 15, 1997;

        WHEREAS, the parties hereto wish to further amend the Agreement as set forth in this Fourth Amendment;

        NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

        1. Amendment.

        1.1 Section 1.1 of the Agreement is hereby amended by replacing the phrase "not exceeding $1,000,000" in the fifth line of such section with the phrase "not exceeding $4,000,000".

        1.2 Section 1.4 of the Agreement is hereby amended to read as follows:
Warrant and Springing Warrant. In consideration of the Lender's providing the Commitment dated January 5, 1996, the Commitment as amended by the Second Amendment dated September 30, 1996, the Commitment as amended by the Third Amendment dated April 15, 1997, and the Commitment as amended by the Fourth Amendment dated September 19, 1997, the Borrower hereby agrees to issue to the


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Lender

(i) four warrants in the form of Exhibit B attached hereto (the "Warrant") each to purchase 100,000 shares of common stock of the Borrower, no par value per share (the "Common Stock"), at an exercise price per share equal to the closing price per share of Common Stock on January 5, 1996 for the first warrant, on September 30, 1996 for the second warrant, on April 15, 1997 for the third warrant, and on September 19, 1997 for the fourth warrant, exercisable from the date hereof through January 5, 2001 for the first warrant, through September 30, 2001 for the second warrant, through April 15, 2002 for the third warrant; and through September 19, 2002 for the fourth warrant; and (ii) four springing warrants in the form of Exhibit C attached hereto (the "Springing Warrant") each to purchase 25,000 shares of Common Stock, exercisable in the event that the principal and interest on the Note (as defined in Section 1.5 of the Agreement) shall not be paid in full on or before June 30, 1996 for the first Springing Warrant, on or before June 30, 1997 for the second Springing Warrant, on or before December 31, 1997 for the third Springing Warrant, and on or before June 30, 1998 for the fourth Springing Warrant.

        1.3 Section 1.5 of the Agreement is hereby amended by replacing the phrase "not to exceed $1,000,000" in the fifth line of such section with the phrase "not to exceed $4,000,000".

        1.4 Section 1.7 of the Agreement is hereby amended by replacing the phrase, "or, (ii) December 31, 1996" in the fifth line of such section with the phrase, "or, (ii) June 30, 1998".

        1.5 Except as specifically set forth in this Amendment the Agreement and all other documents and agreements entered into in connection with the Agreement including without limitation the Warrants and Springing Warrants shall remain unchanged and in full force and effect.




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        2. Governing Law.Except as otherwise expressly provided, this Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

        3. Counterparts. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

        IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                       WILSHIRE TECHNOLOGIES, INC.


                                    By:   /s/ James W. Klingler
                                       -------------------------------
                                       Name:   James W. Klingler
                                       Title:  Chief Financial Officer


THE LENDER:                         TRILON DOMINION PARTNERS, L.L.C.


                                    By: /s/ William P. Gendron
                                       -------------------------------
                                       Name:   William P. Gendron
                                       Title:  Treasurer



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                                                                  EXHIBIT 10.101
                               FOURTH AMENDMENT TO
                              GRID PROMISSORY NOTE


        This Fourth Amendment to the Grid Promissory Note ("Note") issued pursuant to the Credit Agreement ("Fourth Amendment") is made and entered into as of September 19, 1997, by and between Trilon Dominion Partners L.L.C. ("Trilon Dominion") and Wilshire Technologies, Inc. ("Borrower").

                               W I T N E S S E T H

        WHEREAS, the parties hereto have entered into a Credit Agreement dated as of January 5, 1996 (the "Agreement"), the Amendment to the Credit Agreement ("First Amendment") as of June 30, 1996, and the Second Amendment to the Credit Agreement ("Second Amendment") as of September 30, 1996, and the Third Amendment to the Credit Agreement ("Third Amendment") as of April 15, 1997; and pursuant to the Agreement the Note was issued.

        WHEREAS, the parties hereto wish to further amend the Note as set forth in this Fourth Amendment;

        NOW THEREFORE, in consideration of the above premises and the mutual covenants and agreements herein, the parties agree as follows:

        1. Amendment.

        1.1 Section 1 of the Note is hereby amended by replacing the phrase, "principal sum of ONE MILLION DOLLARS ($1,000,000):" in the sixth line of such section with the phrase, "principal sum of FOUR MILLION DOLLARS ($4,000,000)".

        1.2 Section 4 of the Note is hereby amended by replacing the phrase, "or
(ii) June 30, 1996" in the fifth line of such section with the phrase, "or (ii) June 30, 1998".




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        1.3 Except as specifically set forth in this Fourth Amendment the
Agreement and all other documents and agreements entered into in connection with the Agreement shall remain unchanged and in full force and effect.

        2. Governing Law.Except as otherwise expressly provided, this Fourth Amendment shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts made in such State and without regard to conflicts of law doctrines.

        3. Counterparts. This Fourth Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other party.

        IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed and delivered as of the day and year first written above.


THE BORROWER:                       WILSHIRE TECHNOLOGIES, INC.


                                    By:      /s/ James W. Klingler
                                       -------------------------------
                                       Name:   James W. Klingler
                                       Title:  Chief Financial Officer


THE LENDER:                         TRILON DOMINION PARTNERS, L.L.C.


                                    By:    /s/ William P. Gendron
                                       -------------------------------
                                       Name:   William P. Gendron
                                       Title:  Treasurer